UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K / A-1

———————

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

———————

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

———————

Delaware

(State or other jurisdiction of incorporation)

1-7190	65-0854631
(Commission File No.)	(IRS Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 917-4114

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

This Form 8-K/A, Amendment No. 1, is being filed for the purpose of complying with Item 9.01 of Current Report on Form 8-K filed by Imperial Industries, Inc. (the “Company”) dated June 11, 2009, by filing pro forma financial information in connection with the Company’s subsidiary, Just-Rite Supply, Inc. (“Just-Rite”) entering into an Assignment for the Benefit of Creditors (the “Assignment”) with Michael P. Phelan, Vice President of Michael Moecker and Associates (the “Assignee’) on June 11, 2009. The Assignment transferred all assets, subject to any liabilities thereof, of Just-Rite to the Assignee, a non-affiliated party, who will wind-down, sell and liquidate the assets of Just-Rite for the benefit of creditors in accordance with the laws of the State of Florida. The Company no longer operates any of the assets or business of Just-Rite from the date of the Assignment.

Item 9.01

Financial Statements and Exhibits.

(b)

Pro Forma Financial Information

Introduction

F-1

(i)

Imperial Industries, Inc. and Subsidiaries Unaudited Pro Forma

Condensed Consolidated Balance Sheet as of June 30, 2009 and

notes thereto

F-2

(ii)

Imperial Industries, Inc. and Subsidiaries Unaudited Pro Forma

Condensed Consolidated Statement of Operations for the Six

Months Ended June 30, 2009 and notes thereto

F-4

(iii) Imperial Industries, Inc. and Subsidiaries Unaudited Pro Forma

Condensed Consolidated Statement of Operations for the Six

Months Ended June 30, 2009 and notes thereto

F-5

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Principal Executive Officer/
Chief Financial Officer

Dated:  August 21, 2009

2

Pro Forma Financial Information

Introduction

The following unaudited Pro Forma Condensed Consolidated Financial Statements (“Financial Statements”) give effect to the discontinuance of operations and transfer of all Just-Rite assets, subject to liabilities, to the Assignee in accordance with the terms of the Assignment.

The unaudited Pro Forma Condensed Consolidated Balance Sheet (“Pro Forma Balance Sheet”) was prepared as if the Assignment had occurred as of June 30, 2009. The Pro Forma Balance Sheet was based upon the historical consolidated balance sheet of the Company as of June 30, 2009.

The unaudited Pro Forma Condensed Consolidated Statements of Operations (“Pro Forma Statements of Operations”) were prepared as if the Assignment had occurred as of the beginning of the period presented (ie January 1, 2008, the first day of the Company’s 2008 fiscal year and January 1, 2009, the first day of the first six months of 2009). The Pro Forma Statements of Operations were based upon the historical consolidated statements of operations for the Company for the year ended December 31, 2008 and six months ended June 30, 2009.

The Pro Forma Financial Information does not represent what the Company’s financial position or results of operations would actually have been if the Assignment had occurred on the dates referred to above or to be indicative of the Company’s future results of operations or financial position. The adjustments made in connection with the Pro Forma Financial Information are based on the information available at this time. Subsequent adjustments and reclassifications to the Pro Forma Financial Information may be made based on additional information. The Pro Forma Financial Information should be read together with the audited financial statements and notes thereto as included in the Company’s 2008 Annual Report on Form 10-K and the unaudited Financial Statements and notes thereto included in the Company’s Quarterly Reports on Form 10-Q for the Quarter ended March 31, 2009 and on Form 10-Q/A for the six and three months ended June 30, 2009.

Imperial Industries, Inc. and Subsidiaries

Unaudited Pro Forma

Condensed Consolidated Balance Sheet as of June 30, 2009

		Proforma		Pro Forma
	Historical	Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$958,000	$		$958,000
Restricted cash	66,000			66,000
Trade accounts receivable, net	860,000			860,000
Inventories	1,138,000			1,138,000
Due from assignee	––	1,557,000	b	1,557,000
Income tax receivable	35,000			35,000
Other current assets	142,000			142,000
Current assets held for sale	5,986,000	(5,986,000)	a	––
Total current assets	9,185,000	(4,429,000)		4,756,000

Property, plant and equipment, net	1,785,000			1,785,000
Non current assets held for resale	2,655,000	(2,655,000)	a	––
Other assets	158,000			158,000
Total assets	$13,783,000	$(7,084,000)		$6,699,000

Imperial Industries, Inc. and Subsidiaries

Unaudited Pro Forma

Condensed Consolidated Balance Sheet as of June 30, 2009 (continued)

		Proforma		Pro Forma
	Historical	Adjustments		As Adjusted
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,045,000	$		$1,045,000
Payable to former preferred stockholders	50,000			50,000
Accrued expenses and other liabilities	870,000			870,000
Note payable- line of credit	––	1,558,000	b	1,558,000
Liabilities related to assets held for sale	7,452,000	(7,452,000)	a	––
Current portion of long-term debt	221,000			221,000
Total current liabilities	9,638,000	(5,894,000)		3,744,000

Long-term debt, less current maturities	6,000			6,000
Secured financing	1,134,000			1,134,000
Total liabilities	10,778,000	(5,894,000)		4,884,000

Stockholders' equity:
Common stock	25,000			25,000
Additional paid-in capital	14,883,000			14,883,000
Accumulated deficit	(11,903,000)	(1,190,000)	c	(13,093,000)
Total stockholders' equity	3,005,000	(1,190,000)		1,815,000
Total liabilities and stockholders' equity	$13,783,000	$(7,084,000)		$6,699,000

———————

a)

To eliminate assets and liabilities held for sale that are owned by Just-Rite Supply, Inc.

b)

To reflect the notes payable-line of credit as Premix and Imperial are co-borrowers on the line. This liability will be repaid with the proceeds from the liquidation. Accordingly, a due from assignee amount had been reflected.

c)

Represents the estimated loss upon disposal of Just-Rite net assets.

Imperial Industries, Inc. and Subsidiaries

Unaudited Pro Formas

Condensed Consolidated Statements of Operations

For the Six Months Ended June 30, 2009

		Proforma		Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$4,678,000			$4,678,000

Cost of sales	3,327,000			3,327,000
Gross profit	1,351,000	––		1,351,000

Selling, general and administrative expenses	2,008,000	(105,000)	a	1,903,000

Accrued loss contingency	627,000	(627,000)	b	––

Operating income (loss)	(1,284,000)	732,000		(552,000)

Other expense (income):
Interest expense	63,000			63,000
Gain on Sale of Asset	3,000			3,000
Gain on litigation settlement	(193,000)			(193,000)
Miscellaneous expense	9,000			9,000
	(118,000)	––		(118,000)

Loss from continuing operations	(1,166,000)	732,000		(434,000)

Loss from discontinued operations	(1,268,000)	1,268,000	c	––

Net income (loss)	$(2,434,000)	2,000,000		$(434,000)
Earnings (loss) from continuing operations – basic and diluted	$(0.96)			$(0.17)
Earnings (loss) from discontinued operations – basic and diluted	$(0.96)			$(0.17)
Weighted average shares outstanding – basic and diluted	2,533,085			2,533,085

———————

a)

To eliminate one-time professional fees incurred as a result of the assignment for the benefit of creditors.

b)

To eliminate the accrued loss cointingency relating to the estimated shortfall of the amount that may be realized on the sale of the assets compared to the amount of the payments and obligations guaranteed by Imperial.

c)

To eliminate the loss from discontinued operations which was generated from the Just-Rite Supply, Inc.

Imperial Industries, Inc. and Subsidiaries

Unaudited Pro Formas

Condensed Consolidated Statements of Operations

For the Twelve Months Ended December 31, 2008

		Proforma		Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$32,966,000	$(21,940,956)	a	$11,025,044

Cost of sales	24,752,000	(16,772,210)	b	7,979,790

Gross profit	8,214,000	(5,168,746)		3,045,254

Selling, general and admin. expenses	13,920,000	(9,617,605)	c	4,302,395

Gain on Sale of assets	(1,364,000)	1,364,000	d

Operating income (loss)	(4,342,000)	3,084,859		(1,257,141)

Other expense (income):
Interest expense	326,000	(253,039)	e	72,961
Gain on Sale of Asset		8,941		8,941
Misc. Income		80,703		80,703
Miscellaneous expense	25,000	(25,000)	f
	351,000	(188,395)		162,605

(Loss) income before income taxes	(4,693,000)	3,273,254		(1,419,746)

Income tax (expense) benefit
Current	550,000	(236,000)	g	314,000
Deferred	(352,000)	93,052	g	(258,948)
	198,000	(142,948)	g	55,052

Loss from continuing operations	(4,495,000)	3,130,306		(1,364,694)

Loss from discontinued operations	(2,194,000)	2,194,000

Net income (loss)	$(6,689,000)	5,324,306		$(1,364,694)
Earnings (loss) from continuing operations – basic and diluted	$(2.66)			$(0.54)
Earnings (loss) from discontinued operations – basic and diluted	$(2.66)			$(0.54)
Weighted average shares outstanding – basic and diluted	2,516,363			2,516,363

———————

a)

To eliminate sales generated by Just-Rite Supply.

b)

To eliminate cost of sales generated by Just-Rite Supply.

c)

To eliminate selling, general and administrative expenses generated by Just-Rite Supply.

d)

To eliminate gain on sale of assets from assets that were owned by Just-Rite Supply.

e)

To eliminate interest expense related to Just-Rite Supply, Inc.'s line of credit.

f)

To eliminate miscellaneous expense related to Just-Rite Supply, Inc.'s operations.

g)

To eliminate income tax benefit related to Just-Rite Supply, Inc.'s operations.

h)

To eliminate the loss from discontinued operations which was generated from the Just-Rite Supply, Inc.